                                                                   EXHIBIT 10.42
                                        [LOGO]

                                    IMPERIAL BANK
                                     Member FDIC

                                   CREDIT AGREEMENT

     This Agreement is made by and between Collateral Therapeutics, Inc. ("Borrower") and Imperial Bank, a California banking corporation, ("Bank").

     In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1.        REPRESENTATIONS OF BORROWER

               Borrower represents and warrants that:

1.01 EXISTENCE AND RIGHTS. Borrower is a corporation duly organized and existing and in good standing under the laws of California, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of California; Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement

1.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

1.03 NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

1.04 LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

1.05 FINANCIAL CONDITION. The audited financial statements of Borrower as of December 31, 1997, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, except that the Bank understands that certain forward looking statements were provided, upon the Bank's request, and acknowledges that such statements are only predictions and that actual results may vary. The balance sheet within the audited financial statements truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet and related notes, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

1.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by
Section 3.03 hereof.

1.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

1.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

1.09 REGULATION U. None of the proceeds of any loan from the Bank to Borrower shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.        AFFIRMATIVE COVENANTS OF BORROWER

               Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, it will, unless Bank shall otherwise consent in writing:

2.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

2.02 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment and as to property insurance have Bank named as loss payee in an Lenders "Loss Payable" Endorsement Form 438BFU or equivalent.

2.03 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

          a. The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

          b. It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

2.04 FINANCIAL COVENANTS. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principals applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a quarterly basis.

     Borrower agrees that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will maintain "Liquid Assets," equal to the greatest of (i) two and one half times (2.5x) Borrower's most recent quarterly "burn rate," (ii) two times (2.0x) Borrower's total liabilities, or (iii) $1,775,000. Following the expiration of the standby letter of credit Borrower to maintain "Liquid Assets," equal to the greatest of (i) two and one half times (2.5x) Borrower's most recent quarterly "burn rate," (ii) two times (2.0x) Borrower's its Total liabilities, or $1,000,000. "Liquid Assets" will be defined as cash, cash equivalents, short term investments. "Burn Rate" will be defined as the decrease in cash, cash equivalents and short term investments during the quarter. The "burn rate" covenant will be measured quarterly, however if the coverage falls below three times (3x) the most recent quarterly burn rate, the covenant will then be measured monthly.

2.05 RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

          a. QUARTERLY FINANCIAL STATEMENT. Within thirty (30) days, forty five (45) days if the company becomes a publicly traded company, after the close of each quarter end of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and cash flow statement as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower. If cash and cash equivalents fall below $2,000,000, Borrower to report monthly financial statements within 30 days of each month end;

          b. ANNUAL FINANCIAL STATEMENT. As soon as available, and in any event within ninety (90) days after the close of each fiscal year of Borrower, a report of Company as of the close of and for each fiscal year, all in reasonable detail, prepared on an audited basis by an independent certified public accountant selected by Borrower and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

          c. OTHER INFORMATION. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time;

          d. MANAGEMENT LETTER. In connection with each fiscal year end financial statement furnished to Bank hereunder, any management letter of Borrower's independent certified public accountant.

2.06 NOTICE OF DEFAULT. Promptly notify Bank in writing of the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default.

2.07 OPERATING ACCOUNTS. Maintain all operating accounts with Bank during the term of any loans from Bank to Borrower. Borrower shall maintain, or cause to be maintained, on deposit with Imperial Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

2.08 ATTORNEY'S FEES. Pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to any loans from Bank to Borrower, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising any such loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

2.09 FACILITY FEE. Borrower to pay a facility fee of $4,000.00 upon execution of documentation.

3.        NEGATIVE COVENANTS OF BORROWER

               Borrower agrees that so long as it is indebted to Bank, it will not, without Bank's written consent:

3.01 TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business; or make any substantial change in its overall executive management.

3.02 OUTSIDE INDEBTEDNESS. Other than in the ordinary course of business and consistent with past practices, create, incur, assume or permit to exist any indebtedness for borrowed moneys, other than loans from the Bank, except obligations now existing as shown in the financial statement dated December 31, 1997, excluding those obligations being refinanced by Bank.

3.03 LIENS AND ENCUMBRANCES. Other than in the ordinary course of business and consistent with past practices, create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon the Collateral as defined in the General Security Agreement, other than liens for taxes not delinquent and liens in Bank's favor, except for those already existing as of December 31, 1997.

3.04 LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business and consistent with past practices or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business and consistent with past practices.

3.05 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Except in the ordinary course of business, or for the betterment of the business, purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary course of its business consistent with past practices; or except in the ordinary course of business or for the betterment of the business, sell, lease assign or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any dividends, property or other asset accompanied by the leasing back of the same.

4.        EVENTS OF DEFAULT

               The occurrence of any of the following events (each an "Event of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

4.01 FAILURE TO PAY. Failure to pay any installment of principal or interest on any indebtedness of Borrower to Bank.

4.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

4.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

4.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

4.05 JUDGMENTS, ATTACHMENTS. Any material money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period later than five days prior to the date of any proposed sale thereunder. A material judgment, writ, or warrant of attachment means any judgment over $500,000.

4.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

5.        MISCELLANEOUS PROVISIONS

5.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of any note issued by Borrower to Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note issued in connection with a loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.02           ADDITIONAL REMEDIES.   The rights, powers and remedies given to
Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

5.03 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

5.04 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby agree to submit.

5.05 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

5.06 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

5.07 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

5.08 MODIFICATION. This Agreement may be modified only by a writing signed by both parties hereto.

6.        GOVERNING LAW; JUDICIAL REFERENCE.

6.01 GOVERNING LAW. This Agreement shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

6.02           JUDICIAL REFERENCE.

     (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any General Security Agreement executed by Borrower in favor of Bank or any Note executed by Borrower in favor of Bank (collectively in this Section 6.02, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "CLAIM DATE" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Section 6.02 shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

     (b) Except as expressly set forth in this Section 6.02, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

     (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

     (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

This Agreement is executed on behalf of the parties by duly authorized representatives as of April 6, 1998.

IMPERIAL BANK ("BANK")

By: /s/ Tim Bubnack
    -----------------------------
     Tim Bubnack, Vice President


Date:

COLLATERAL THERAPEUTICS, INC.
("BORROWED")

By: /s/ Christopher Reinhard
    -----------------------------

Date:     4/30/98
    -----------------------------

[LOGO]                        GENERAL SECURITY AGREEMENT
IMPERIAL BANK        (TANGIBLE AND INTANGIBLE PERSONAL PROPERTY)

 Member FDIC


This Agreement is executed on APRIL 6, 1998, by COLLATERAL THERAPEUTICS, INC. (hereinafter called "Obligor"). In consideration of financial accommodations given, to be given, or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) all deposits accounts of Obligor at Bank and (c) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A.  VEHICLE, VESSEL, AIRCRAFT:

-------------------------------------------------------------------------------------------------------------
                                                   Identification        License or
 Year        Make/Manufacturer        Model        and Serial No.        Registration No.        New or Used
-------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------

Engine or other equipment:
                           -----------------------------------------------------
(FOR AIRCRAFT - ORIGINAL INK SIGNATURE ON COPY TO FAA)

B.   DEPOSIT ACCOUNTS:

Type                 Account Number                     Amount $
     ---------------                -------------------          ---------------

In name of                               Depository
           -----------------------------            ----------------------------
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C.   ACCOUNTS, INTANGIBLES AND OTHER:  (DESCRIBE)

     ALL EQUIPMENT PURCHASED FROM FEBRUARY 15, 1998 THROUGH NOVEMBER 15, 1998 WITH THE PROCEEDS OF LOANS FROM BANK, AND ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS.


















          The collateral not in Bank's possession will be located at: 9360 TOWNE CENTER DRIVE #110, SAN DIEGO, CA 92121

[ ] If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is

                                                                 ("Borrower").

All the terms and provisions on page 2 hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.


                                                  Signature
          Name                        (indicate title, if applicable)             Address

                                                                          9360 Town Center Drive #110
 COLLATERAL THERAPEUTICS, INC.        BY:  /s/ Chrisptopher Reinhard      San Diego, CA 92121
-------------------------------       --------------------------------    ------------------------------
                                      Christopher Reinhard, COO/CFO


-------------------------------       --------------------------------    ------------------------------

-------------------------------       --------------------------------    ------------------------------


Obligor represents and warrants and agrees:
     1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

     2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.
     3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
     (b)   Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

     4.    DELETED

     5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest/hereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

     6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

     7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

     8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, following notice to Obligor, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

     9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

    10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

    11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy;
(b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

    l2.    Upon default, at Bank's option, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
     Defaults shall include:
     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
     (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
     (d)   Any levy or seizure against Borrower or any of the Collateral.
     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

    13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

    14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

    15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

    16.    DELETED

   [LOGO]
IMPERIAL BANK            INTER-CREDITOR AGREEMENT

 Member FDIC


              San Diego, California                          March 4, 1998


     The undersigned (hereinafter referred to as "Lender") and IMPERIAL BANK (hereinafter referred to as "Bank") have each entered into or are about to enter into a security agreement(s) and have filed or intend to file Financing Statement(s) pursuant to the provisions of the Uniform Commercial Code of California ("Code"), giving notice of possible security interest(s) in:

     ALL EQUIPMENT PURCHASED FROM FEBRUARY 15, 1998 THROUGH NOVEMBER 15, 1998 WITH THE PROCEEDS OF LOANS FROM BANK, AND ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS.

     Prior to advancing money to Collateral Therapeutics, the bank will require copies of invoices or other appropriate documents to identify the equipment being financed. No portion of the loan proceeds will be provided to Collateral Therapeutics prior to the bank receiving appropriate documentation.
of Collateral Therapeutics, Inc.

(hereinafter referred to as "Debtor").

     The parties desire to avoid any possible conflict of security interest(s) arising from the execution of their respective security agreement(s) and the filing of the Financing Statement(s).

     In consideration of the mutual covenants and conditions hereof, the parties agree as follows:

     1. Lender hereby subordinates its security interest(s) whether now existing or hereafter arising, to the security interest(s) of Bank, whether now existing or hereafter arising, with respect to the above referenced personal property of Debtor.

     2. Except as herein otherwise provided, the priorities between the other parties shall be determined in accordance with the provisions of the Code.

     3. This Agreement shall remain in effect until it is terminated by written notice of termination given by either of the parties to the other, provided, however, that no notice of termination shall impair the rights or priorities created or acquired hereunder by either of the parties hereto prior to the receipt of such notice of termination.

     4. This Agreement shall be binding on the successors and assigns of the parties and may be assigned by either party in connection with any assignment or transfer of the above-referenced interest(s).

     5. All notices required or desired to be given hereunder shall be sent by certified mail, return receipt requested, postage prepaid and shall be considered to have been received on the second day after mailing.

IMPERIAL BANK "BANK"            SCHERING AKTIENGESELLSCHAFT     "LENDER"
                                ----------------------------
                                  ppa.                  ppa.

By  /S/ Tim Bubnack             By /s/ Klaus Kuhn         /s/ Frank Alburg
    -----------------------     ----------------------------------------------
     Tim Bubnack                         Klaus Kuhn         Frank Alburg

Title: Vice President           Title: Head of Finance Head of Corporate Finance
       ---------------------           -----------------------------------------



     The undersigned Debtor hereby acknowledges and confirms the above Inter-Creditor Agreement and agrees to be bound by its provisions.

Dated                           Collateral Therapeutics, Inc.    "DEBTOR"
      ---------------------     -------------------------------


                                By /s/ Christopher Reinhard          5/7/98
                                   -------------------------------------------
                                          Christopher Reinhard

                                Title COO/CFO
                                      -------------------------------

                                        [LOGO]
                                    IMPERIAL BANK

                                     Member FDIC

                                         NOTE


$ 400,000.00                 San Diego, California                 April 6, 1998

On April 4, 2003, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its San Diego Regional office, the principal sum of $400,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance [ ] at the rate of
          % per year [X] at the rate of 1.250% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable    [X] monthly [ ] quarterly [ ] included with
principal [X] in addition to principal [ ] beginning May 4, 1998, and if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal. [X] (if checked), Principal shall be payable in installments of $_______ or more, each installment on the 4th day of each month, beginning November 4, 1998. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of the Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest in remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

     If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

*SEE ATTACHED. THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE CREDIT TERMS AND CONDITIONS AGREEMENT DATED APRIL 6, 1998 AND ANY AMENDMENTS THERETO AND REPLACEMENT THEREOF.


   Collateral Therapeutics, Inc.
----------------------------------------     -----------------------------------

By:  /s/ Christopher Reinhard
------------------------------------     -----------------------------------
     Christopher Reinhard, COO/CFO


----------------------------------------     -----------------------------------

                         ADDENDUM TO NOTE Dated April 6, 1998


     Advances under the Note shall be available through October 4, 1998. During the revolving draw period, interest only shall be due monthly beginning May 4, 1998. On October 4, 1998, the outstanding principal balance of the advances under the Note shall be payable monthly in 54 equal payments of principal based on an amortization of 54 periods plus accrued interest beginning November 4, 1998.

All principal and accrued but unpaid interest shall in any event be due and payable on or before April 4, 2003.


COLLATERAL THERAPEUTICS, INC.


By:    /s/ Christopher Reinhard
     ------------------------------------
        Christopher Reinhard, COO/CFO